FORT PITT CAPITAL TOTAL RETURN FUND

(FPCGX)

SUMMARY PROSPECTUS

March 3, 2025

Before you invest, you may want to review the Fort Pitt Capital Total Return Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated February 28, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.FortPittCapitalFunds.com. You can also obtain this information at no cost by calling the Fund (toll-free) at 1-866-688-8775.

Investment Objective: The Fort Pitt Capital Total Return Fund (the “Fund”) seeks to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.18%
Less: Fee Waiver	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.00%

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(1)	Kovitz Investment Group Partners, LLC (the “Advisor”), has contractually agreed to waive all or a portion of its management fees and reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (“AFFE”), extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.00% of the Fund’s average daily net assets (“Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2027, and may be amended or terminated only by the Fund’s Board of Trustees (the “Board”). The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$357	$632	$1,416

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund: The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Under normal market conditions, the Fund will invest primarily in common stocks of large and mid-sized U.S. companies that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by their price-to-earnings (“P/E”) ratio. Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity. The Fund currently considers companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies. The Fund also may purchase small capitalization stocks (companies with less than $2 billion in market capitalization). The Fund may from time to time emphasize investments in certain sectors of the market. Industry and sector classifications can differ widely amongst various data sources and financial institutions.

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A portion of the Fund’s assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks. The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed. The Fund will only invest in fixed income investments which are rated investment grade, or BBB and above as defined by S&P Global Ratings (“Standard & Poor’s®”) or Baa and above by Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest in fixed income investments of any maturity.

The Fund also may invest without limit in American Depositary Receipts (“ADRs”), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may also invest up to 10% of its net assets in other mutual funds, including exchange-traded funds (“ETFs”).

With respect to the selection of stocks in which the Fund invests, the Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

Principal Risks of Investing in the Fund: The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of your money on your investment in the Fund. The principal risks that could adversely affect the Fund’s net asset value (“NAV”), yield and total return include:

•	Sector Emphasis Risk. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
•	Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.
•	Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector can be adversely affected by environmental damages, product liability claims and exchange rates.
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•	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•	General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions affecting a single issuer, country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; real or perceived adverse economic conditions; military conflict; political turmoil; social unrest; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, inflation, political events, U.S. government debt and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may continue to do so.
•	Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
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•	Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. In addition, as noted below, certain sectors of the market may be “out of favor” during a particular time period which can result in volatility in equity price movements. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•	Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Small- and Medium-Capitalization Company Risk. Investing in small and medium capitalization companies can be riskier than investing in larger, more established companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. Securities of small-cap or medium-cap companies may trade less frequently and in smaller volumes than securities of larger companies.
•	Credit Risks. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent. The Fund could lose money if an issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligation on an investment held by the Fund.
•	U.S. Government Obligations Risk. U.S. government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk. Securities issued by certain U.S. government agencies and U.S. government-sponsored enterprises are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.
•	American Depositary Receipts Risk. Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.
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•	Investment Company Risk. When the Fund invests in other investment companies, such as an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying securities the investment company holds. The Fund may also incur brokerage costs when it purchases shares of investment companies.
•	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Performance. Effective November 1, 2024, following an internal restructuring, the Advisor began serving as the Fund’s investment adviser. Prior to November 1, 2024, Fort Pitt Capital Group, LLC (the “Prior Advisor”) served as the Fund’s investment adviser. The Advisor was under common control with the Prior Advisor and the portfolio manager of the Fund did not change.

On June 28, 2024, the Fund acquired all of the assets, and assumed all liabilities, of the Fort Pitt Capital Total Return Fund, a series of Advisors Series Trust (the “Predecessor Fund”), in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. In addition, the Fund’s portfolio manager managed the Predecessor Fund at the Prior Advisor from 2021 until the Reorganization. The Fund’s performance shown below for periods prior to June 28, 2024 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund and assumed the performance and accounting history of the Predecessor Fund as of the date of the Reorganization. Therefore, the performance information includes the performance of the Predecessor Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. The Fund’s performance for the period from the Reorganization until November 1, 2024, reflects the management of the Fund by the Prior Advisor.

The Predecessor Fund was organized on July 15, 2011 to acquire the assets and liabilities of the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the “Prior Predecessor Fund”), which commenced operations on December 31, 2001, in exchange for shares of the Predecessor Fund. Accordingly, the Predecessor Fund is the successor to the Prior Predecessor Fund. The Predecessor Fund had an investment objective, strategies and policies substantially similar to the Prior Predecessor Fund, which was advised by the Prior Advisor. The following information provides some indication of

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the risks of investing in the Fund by showing the performance of the Fund’s shares from year to year and by showing the Fund’s average annual total returns compared with those of a broad-based market index. The performance of the Fund and of the Predecessor Fund was calculated net of the Fund’s and Predecessor Fund’s respective fees and expenses. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. The Predecessor Fund’s performance is included because the Fund believes that the performance information presented is relevant for consideration by prospective Fund investors. Although the actual performance of the Predecessor Fund is not the performance of the Fund, the Fund has adopted the performance of the Predecessor Fund as its performance. Such performance is not necessarily indicative of the Fund’s future performance. Updated performance information is available on the Fund’s website at www.FortPittCapitalFunds.com or by calling the Fund toll-free at 1-866-688-8775.

Annual Total Returns (before taxes) as of December 31

During the period shown on the bar chart,
the Fund’s highest and lowest quarterly returns are as follows:

Highest Quarter:		Lowest Quarter:
Q4 ended December 31, 2020	18.18%	Q1 ended March 31, 2020	-24.97%

Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
Fort Pitt Capital Total Return Fund
Return Before Taxes	16.98%	9.03%	10.04%
Return After Taxes on Distributions	12.35%	6.52%	8.11%
Return After Taxes on Distribution and Sale of Fund Shares	13.39%	6.89%	7.89%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
(1)	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expenses of investing.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser: Kovitz Investment Group Partners, LLC is the Fund’s investment adviser.

Portfolio Manager: Dan Eye has served as the Predecessor Fund’s Portfolio Manager since 2021 and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem Fund shares on any business day by written request via mail (Fort Pitt Capital Total Return Fund, c/o Ultimus Fund Solutions, LLC,
225 Pictoria Drive, Suite 450, Cincinnati, OH 45246), by telephone at 1-866-688-8775, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. Currently, because the Fund has not enacted a formal Distribution and Service Plan (defined within the statutory prospectus), payments to intermediaries are being paid by the Advisor, not the Fund. These payments create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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